UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2018

Bigfoot Project Investments Inc.

(Exact name of Company as specified in its charter)

Nevada	001-36877	45-3942184
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Bigfoot Project Investments Inc. 570 El Camino Real NR-150 Redwood City, CA 94063
(Address of principal executive offices)

(415) 518-8494
(Company’s Telephone Number) With a copy to the Company’s legal counsel:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Bigfoot Project Investments Inc.

Form 8-K

Current Report

Item 1.01 Entry Into a Material Definitive Agreement with Auctus Fund LLC

Auctus

On July 25, 2018, Bigfoot Project Investments Inc. (OTC Pink: BGFT) (the “Company”) entered into a final settlement with Auctus Fund LLC to satisfy the existing debt with Auctus Fund LLC. The settled principal amount of the note is $10,000, Bigfoot Project Investments Inc. agreed to pay penalties of $10,000 to fully satisfy the entire balance due for Auctus Fund LLC.

The foregoing summaries of the terms of the Auctus Fund Note is subject to, and qualified in their entirety.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bigfoot Project Investments, Inc.

Date: July 31, 2018	By:	/s/ Tom Biscardi
Tom Biscardi
Chairman of the Board of Directors